EXHIBIT 99.1
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JUPITERMEDIA ANNOUNCES ACQUISITION OF THINKSTOCK AND THINKSTOCK FOOTAGE FOR ITS
JUPITERIMAGES DIVISION

(New York, NY - July 29, 2004) - Jupitermedia Corporation (Nasdaq: JUPM) today announced that it has acquired the assets of Thinkstock (www.thinkstock.com) and Thinkstock Footage (www.thinkstockfootage.com) for $4.0 million in cash, the assumption of certain limited liabilities and 50,000 restricted shares of Jupitermedia common stock. Thinkstock has been in the stock imagery and stock footage business since 1999 and is based in Charlotte, NC.

"The addition of Thinkstock furthers Jupitermedia's position as one of the largest organizations worldwide in the business of selling stock images and Thinkstock Footage enables us to enter the rapidly growing business of selling video footage online," stated Alan M. Meckler, Chairman and CEO of Jupitermedia Corporation. "The acquisition adds over 25,000 wholly-owned digitized stock images and over 4,000 wholly-owned stock video clips to our image library. We are pleased that Ron Chapple, renowned photographer and founder of Thinkstock, will continue to provide world-class imagery for Thinkstock and JupiterImages. We anticipate significant marketing and business synergies between Thinkstock and our JupiterImages division as well as our other Jupitermedia properties. We expect that this acquisition will immediately be accretive to our earnings," added Meckler.

For licensing and OEM opportunities with JupiterImages, contact Andrew Watzenboeck at awatzenboeck@jupitermedia.com.

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online division of Jupitermedia, operates four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and ClickZ.com for interactive marketers. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 20 million users and generate over 300 million page views monthly. Jupitermedia also includes: JupiterImages, one of the leading images companies in the world with over 3.5 million images online serving creative professionals with products like Comstock Images, Thinkstock Images, Photos.com and ClipArt.com; JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and Wi-Fi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER

TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.


CONTACT:

Michael DeMilt

Director of Marketing

(203) 662-2989

mdemilt@jupitermedia.com





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